UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2018

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100 Fort Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 14, 2018, Basic Energy Services, Inc. (the “Company”) entered into Amendment No. 4 (“Amendment No. 4”) to that certain Credit and Security Agreement, dated as of September 29, 2017, by and among Basic Energy Receivables, LLC, Basic Energy Services, L.P., the Company, the lenders from time to time party thereto, and UBS AG, Stamford Branch, as the Administrative Agent (as amended to date, the “Credit Agreement”). Among other things, Amendment No. 4 (i) increases the Borrowing Base Availability Reserve (as defined in the Credit Agreement) to the greater of $12.5 million or 12.5% of the eligible amount, from $10.0 million and 10.0%, respectively and (ii) revises the measurement period for calculation of the dilution volatility ratio, with respect to the period commencing on September 14, 2018 and ending on October 12, 2018, to be six months preceding the calculation date, rather than twelve months.

The foregoing summary of the Amendment No. 4 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 4, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 19, 2018, the Company announced its intention to offer $300.0 million aggregate principal amount of senior secured notes due 2023 (the “Senior Notes”) to eligible purchasers (the “Offering”).

In connection with the Offering, the Company is disclosing under Item 7.01 of this Current Report on Form 8-K the following information contained in the preliminary offering memorandum and investor presentation that is being delivered to potential investors in connection with the Offering. The information contained in this Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Senior Notes or any other securities of the Company.

*****

On May 14, 2018, the Company entered into Amendment No. 3 (“Amendment No. 3”) to the Credit Facility. Among other things, Amendment No. 3 (i) revised the formula for calculation of the borrowing base and (ii) revised the timing of the Company’s delivery of borrowing base reports.

*****

On September 11, 2018, the Company was granted a waiver under the Amended and Restated Term Loan Agreement, which lowered its liquidity requirement (i) to $15,000,000 with respect to the period commencing on September 11, 2018 and ending on October 15, 2018, and (ii) to $20,000,000 with respect to the period commencing on October 16, 2018 and ending on December 31, 2018. The Company paid the lenders consent fees in the amount of approximately $0.8 million.

*****

The Company’s outstanding borrowings under its Credit Facility were incurred in connection with cash collateral insurance reserve obligations and general corporate purposes, and totaled $91.5 million as of August 31, 2018.

*****

As of August 31, 2018, the Company had $91.5 million of borrowings outstanding, including $41.8 million outstanding letters of credit, under the Credit Facility and the ability to incur an additional $13.2 million of borrowings. In connection with the consummation of the Offering, the Company intends to fully repay and terminate the Credit Facility and Term Loan.

*****

The Company has engaged Bank of America, N.A. to arrange and syndicate a new revolving credit facility (the “New Credit Facility”) which it expects will provide for revolving loans of up to $150.0 million, of which up to $50.0 million will be available for letters of credit. The New Credit Facility will mature on the earlier of the date that is 91 days prior to the maturity of the notes and the fifth anniversary of the closing of the New Credit Facility.

The New Credit Facility will be secured by accounts receivable, inventory and certain related assets and will be jointly and severally guaranteed by substantially all of the Company’s existing and future domestic subsidiaries. The amount available to be borrowed under the New Credit Facility at any time will be limited to the lesser of the aggregate commitments under the New Credit Facility and the borrowing base, which will be based on a percentage of the value of its eligible billed and unbilled accounts receivable. Loans under the New Credit Facility may be base rate loans or LIBOR loans. Base rate loans will bear interest at a rate equal to a base rate plus an applicable margin ranging from 0.75% to 1.25%, and LIBOR loans will bear interest at a rate equal to LIBOR plus an applicable margin ranging from 1.75% to 2.25%, in each case depending on the average daily excess availability under the New Credit Facility from time to time. In addition, a commitment fee ranging between 0.375% and 0.500% will be charged on the average daily unused portion of the commitments under the New Credit Facility depending on the amount outstanding under the New Credit Facility. The New Credit Facility will contain various restrictive covenants that may limit the Company’s ability to incur additional indebtedness, incur liens, make investments, enter into mergers and similar transactions, make or declare dividends, sell assets and engage in certain other transactions without the prior consent of the lenders. The New Credit Facility will not have any financial covenants other than a springing fixed charge coverage ratio of 1.0 to 1.0 which will be tested if excess availability under the New Credit Facility is less than 12.5% of the borrowing base or $18.75 million.

The Company has received written or verbal commitments from bank lenders for the New Credit Facility totaling $150.0 million. There can be no assurance that the New Credit Facility will become effective, and the consummation of the Offering is not conditioned upon the effectiveness of the New Credit Facility. In the event the New Credit Facility becomes effective, the New Credit Facility will replace its existing $150.0 million Credit Facility.

Certain of the initial purchasers or their affiliates are lenders and/or agents under the Company’s existing Credit Facility and may receive customary fees and reimbursement of expenses in connection with the New Credit Facility.

*****

The Company provides services to a diverse group of over 2,000 oil and gas companies and employs more than 4,200 employees in 118 service points throughout the major United States onshore oil and natural gas producing regions located in Texas, New Mexico, Oklahoma, Arkansas, Kansas, Louisiana, Wyoming, North Dakota, California and Colorado.

*****

The Company currently conducts its business from 118 area offices, 79 of which it owns and 39 of which it leases.

*****

Of the Company’s 118 area offices, 73 are located in Texas, seven are in New Mexico, ten are in Oklahoma, three are in North Dakota and eight are in Colorado, four are in Wyoming and Louisiana, three are in Kansas, California and Pennsylvania each have two, and Montana and Arkansas each have one.

*****

The Company intends to continue growing its business through organic new build programs, upgrading its existing assets and/or selected acquisitions.

*****

The Company’s water logistics segment (24% of its revenues in the first six months of 2018) utilizes pipelines (accounting for 30% of its disposal volumes in August 2018, approximately 23% of total disposal volumes and approximately 40% of Permian disposal volumes during the second quarter of 2018) and its fleet of 85 salt water disposal wells and facilities (32 of which are in the Permian Basin), water wells, 882 fluid service trucks and related assets, water treatment and construction and other related equipment.

*****

The Company’s well servicing segment (25% of its revenues in the first six months of 2018) operates its fleet of 310 active well servicing rigs and related equipment. This business segment encompasses a full range of services performed with a mobile well servicing rig, including the installation and removal of downhole equipment and the completion of the well bore to initiate production of oil and natural gas.

*****

The largest portion of the completion and remedial business segment, by revenue, consists of pumping services focused on cementing, acidizing and fracturing services. Rental and fishing tools represent a growing portion of segment revenues (17% in the second quarter of 2018) and are largely driven by the rental revenue from larger equipment used in conjunction with service rigs engaged in completions or larger workover projects.

*****

The following is an analysis of the Company’s water logistics segment related to water disposal volumes for each of the quarters in the years ended December 31, 2016 and 2017 and quarters ended March 31, 2018 and June 30, 2018:

	Total SWD Volume (in MBbls)	Pipeline Volume (in MBbls)
First Quarter 2016	10,747	883
Second Quarter 2016	8,987	1,159
Third Quarter 2016	8,449	1,127
Fourth Quarter 2016	8,509	1,228
First Quarter 2017	8,098	1,609
Second Quarter 2017	8,424	1,191
Third Quarter 2017	8,628	1,560
Fourth Quarter 2017	9,270	1,921
First Quarter 2018	7,966	1,551
Second Quarter 2018	8,977	2,064

*****

In August 2018, 51% and 47% of water disposed in the Company’s SWDs in the Permian and Rockies was via pipeline, respectively.

*****

During the first six months of 2018, completion and remedial direct margins were comprised of 38% for rental and fishing tools; 24% for hydraulic fracturing; 19% for cementing and acid and 19% for coiled tubing.

*****

EBITDA means earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted to exclude (i) impairment of goodwill, (ii) customer audit settlement, (iii) retention expense, (iv) due diligence for corporate development activities, (v) restructuring costs, (vi) reorganization items, net, (vii) vesting of predecessor equity compensation, (viii) the gain or loss on the disposal of assets (ix) non-cash stock compensation, (x) audit-related state sales and use tax, (xi) executive retirement, (xii) bad debt costs, (xiii) strategic consulting costs, (xiv) costs in connection with withdrawn bond offering, and (xv) executive bonus payments.

The Adjusted EBITDA calculation includes an add-back for non-cash stock compensation, which is consistent with Basic’s Adjusted EBITDA calculation for the first and second quarters of 2018, and an add-back for strategic consulting costs, which is consistent with Basic’s Adjusted EBITDA calculation for the second quarter of 2018. Starting with the Forms 8-K filed to announce financial and operating results for the first and second quarters of 2018, Basic began including each of non-cash stock compensation and strategic consulting costs, respectively, as an adjustment to calculate Adjusted EBITDA, and similar adjustments have been made in the offering memorandum for prior periods for comparability purposes. As a result, the financial results reflected in the offering memorandum for Adjusted EBITDA for 2015 through the first quarter of 2018 will not reconcile with previously filed financial results reflected for Adjusted EBITDA for those time periods.

EBITDA and Adjusted EBITDA are used as supplemental financial measures by the Company’s management and directors and by external users of its financial statements, such as investors, to assess:

•	the financial performance of Company assets without regard to financing methods, capital structure or historical cost basis;

•	the ability of Company assets to generate cash sufficient to pay interest on its indebtedness; and

•	Company’s operating performance and return on invested capital as compared to those of other companies in the well servicing industry, without regard to financing methods and capital structure.

EBITDA and Adjusted EBITDA each have limitations as an analytical tool and should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Limitations to using EBITDA as an analytical tool include:

•	EBITDA does not reflect Company’s current or future requirements for capital expenditures or capital commitments;

•	EBITDA does not reflect changes in, or cash requirements necessary to service interest or principal payments on, Company’s debt;

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in the industry may calculate EBITDA differently than the Company does, limiting its usefulness as a comparative measure.

•	In addition to each of the limitations with respect to EBITDA noted above, the limitations to using Adjusted EBITDA as an analytical tool include that it does not:

•	include impairment of goodwill;

•	reflect Company’s gain or loss on disposal of assets;

•	reflect Company’s settlement of customer audits;

•	reflect Company’s retention expense;

•	reflect Company’s due diligence on corporate development activities;

•	reflect Company’s restructuring costs;

•	reflect Company’s reorganization items, net;

•	reflect Company’s vesting of predecessor equity compensation;

•	reflect costs related to non-cash stock compensation;

•	reflect audit-related state sales and use tax;

•	reflect costs related to executive retirement;

•	reflect bad debt costs;

•	reflect strategic consulting costs;

•	reflect costs in connection with Company’s withdrawn bond offering; and

•	reflect executive bonus payments.

Other companies in the industry may calculate Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure.

The following table presents a reconciliation of the non-GAAP financial measures of EBITDA and Adjusted EBITDA to net loss, which is the most directly comparable GAAP financial performance measure on a historical basis for each of the periods indicated.

	Six Months Ended June 30,		Year Ended December 31,
	2018 (Successor)	2017 (Successor)	2017 (Successor)	2016 (Predecessor)	2015 (Predecessor)
	(Dollars in thousands)		(Dollars in thousands)
Reconciliation of EBITDA and Adjusted EBITDA to Net Loss:
Net loss	$(70,585)	$(62,567)	$(96,674)	$(123,373)	$(241,745)
Income tax expense	219	374	(1,678)	(3,883)	(131,330)
Net interest expense	24,002	18,271	37,421	96,625	67,938
Depreciation and amortization	61,396	51,369	112,209	218,205	241,471

EBITDA	15,032	7,447	51,278	187,574	(63,666)
Goodwill impairment	—	—	—	646	81,877
(Gain) loss on disposal of assets	3,700	(690)	274	1,014	1,602
Non-cash stock compensation	12,834	10,723	22,954	17,675	13,728
Audit-related state sales and use tax	5,983	—	—	—	—
Customer audit settlement	—	—	—	—	4,500
Executive retirement (1)	3,855	—	—	—	—
Bad debt (2)	3,100	—	—	—	—
Strategic consulting (3)	2,400	—	—	—	—
Costs for withdrawn bond offering (4)	1,753	—	—	—	—
Executive bonus (5)	1,604	—	—	—	—
Retention expense	—	1,357	1,357	6,261	—
Due diligence on corporate development activities	—	—	4,233	—	—
Restructuring expense	—	—	2,644	20,743	—
Reorganization items, net	—	2,664	—	(264,306)	—
Vesting of predecessor equity compensation	—	—	—	18,915	—

Adjusted EBITDA	$50,261	$21,501	$82,760	$(11,478)	$38,041

(1)	Relates to the acceleration of non-cash incentive compensation payments and severance payments to the Company’s former Senior Vice President, Chief Financial Officer, Treasurer and Secretary.

(2)	Relates to bad debt expense incurred during the three months ended June 30, 2018 as a result of a single customer.

(3)	Relates to management consulting fees incurred in connection with Company’s strategic realignment initiative.

(4)	Relates to expenses incurred during the three months ended March 31, 2018 as a result of Company’s previously withdrawn bond offering.

(5)	Relates to expenses attributable to the portion of executive bonuses for 2017 that were approved by the Compensation Committee of the Board of Directors and paid in 2018.

*****

The following table sets forth the type, number and location of the completion and remedial services equipment that the Company operated at June 30, 2018:

	Market Area
		Mid-		Rocky	Permian
	Ark-La-Tex	Continent	Gulf Coast	Mountain	Basin	Appalachia	Total
Pumping Units	22	150	5	59	70	—	306
Air/Foam Packages	—	19	—	7	10	—	36
Snubbing Units	20	5	—	—	—	11	36
Rental and Fishing Tool Stores	—	4	—	—	9	—	13
Coiled Tubing Units	—	—	—	16	2	—	18

*****

The following table sets forth the location, characteristics and number of the well servicing rigs that the Company operated at June 30, 2018. The Company categorizes its rig fleet by the rated capacity of the mast, which indicates the maximum weight that the rig is capable of lifting. The maximum weight its rigs are capable of lifting is the limiting factor in its ability to provide these services.

		Market Area
	Rated	Permian	Gulf		Mid -	Rocky
Rig Type	Capacity	Basin	Coast	Ark-La-Tex	Continent	Mountain	California	Appalachia	Inactive	Total
Swab	N/A	—	—	1	2	1	—	—	—	4
Light Duty	< 90 tons	—	—	—	—	—	2	—	—	2
Medium Duty	> 90 <125 tons	67	13	12	30	32	13	3	19	189

Heavy Duty	> 125 tons	75	18	2	5	11	—	2	2	115

Total		142	31	15	37	44	15	5	21	310

*****

This segment utilizes the Company’s fleet of fluid service trucks and related assets, including specialized tank trucks, portable storage tanks, water wells, disposal facilities and related equipment. The following table sets forth the type, number and location of the water logistics equipment that the Company operated at June 30, 2018:

	Market Area
	Rocky		Permian
	Mountain	Ark-La-Tex	Basin	Mid-Continent	Gulf Coast	Total
Fluid Service Trucks	103	94	480	69	136	882
Salt Water Disposal Wells	5	24	32	13	11	85
Fresh/Brine Water Stations	2	—	40	—	7	49
Fluid Storage Tanks	620	750	1,154	296	398	3,218

*****

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 of this Current Report on Form 8-K, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01	Other Events.

On September 19, 2018, the Company issued a press release announcing that the Company intends to commence an offering of the Senior Notes due 2023 in a private placement, not registered under the Securities Act. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.1 constitutes an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment No. 4 to the Credit and Security Agreement, dated as of September 14, 2018.

99.1	Press Release dated September 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: September 19, 2018	By:	/s/ T.M. “Roe” Patterson
T.M. “Roe” Patterson
President and Chief Executive Officer